Exhibit 10.06
$40,626.00(U.S.)                                     Dated: February 6, 2002

                                 PROMISSORY NOTE
                              (Secured/Non-Recourse)

     FOR VALUE RECEIVED, OCIS CORP., a Nevada corporation ("Maker"), promises to pay to Brent W. Schlesinger ("Holder"), or order, forty thousand six hundred sixty six dollars ($40,626.00).

                                     Premises

     This Note relates to the Purchase and Sales Agreement, by and between Maker and Holder.

                                       Note

     1. Payments. The principal on the obligation represented hereby shall be repaid in full on or before February 6, 2003, one year from the date of this note; provided however, the principal shall be due and payable in full on the closing of any public offering of securities by Maker and provided that, as set forth in paragraph 8 hereof, all proceeds from the sale of the assets purchased by this promissory note shall be applied to the payment of this note, less selling expenses;

     2.     Interest.       The obligation shall bear simple interest at the
rate of six percent (6%) per annum. All interest shall be due and payable February 6, 2003, one year from the date of this Note; provided however, interest shall be due and payable in full on the closing of any public offering of securities by Maker.

     3. Type and place of Payments. Payment of principal and interest shall be made in lawful money of the United States of America to the above named Holder at its offices in Salt Lake City, Utah, or order.

     4. Prepayment. Advance payment or payments may be made on the principal and interest, without penalty or forfeiture. There shall be no penalty for any prepayment.

     5.     Default.       Upon the occurrence or during the continuance of
any one or more of the events hereinafter enumerated, Holder or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Maker, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Maker, such events being as follows:

     (a) Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within five (5) days after notice thereof by Holder or the holder of such Note to Maker;

     (b) Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to any agent authorized to liquidate any substantial part of its assets; or

     (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver or trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

     6. Attorneys' Fees. If this Note is placed with an attorney for collection, or if suit be instituted for collection, herein, then in such event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by holder in so doing.

7. Construction. This Note shall be governed by and construed in accordance with the laws of the state of Utah.

     8. Security. This Note shall be secured by those certain assets listed on exhibit "A" attached hereto and made a part hereof which are being purchased by Maker from Holder under that certain Purchase and Sales Agreement
between Maker and Holder.   The proceeds from the sale of the assets securing
this Note shall be applied first to the payment of the Note, after deducting sales expenses.

9.     Non-Recourse Note.   This Note is non-recourse in that Holder may look
only to those assets secured in paragraph 8 hereof for collection if Maker should default.

                              OCIS CORP.


                                    /s/
                              By:____________________________
                                 A Duly Authorized Officer (Kirk Blosch,
                                 Secretary)